LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED FEBRUARY 7, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND,

EACH DATED SEPTEMBER 1, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated September 1, 2012, as supplemented on November 28, 2012 and February 7, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated September 1, 2012, as supplemented on November 28, 2012 and February 7, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by ClearBridge Large Cap Value Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The fund would then be terminated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in April 2013. If the reorganization is approved by fund shareholders, it is expected to occur on or about July 19, 2013 or on such later date as the parties may agree (the “Closing Date”). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described below and in the fund’s Prospectus. Only shareholders who hold shares of the fund on April 5, 2013 will have the opportunity to vote with respect to the reorganization.

The fund’s Class FI and Class R shares are closed to purchases and incoming exchanges, effective immediately.

Effective on or about the close of business on March 13, 2013, Class B shares will be closed to incoming exchanges and dividend reinvestment.

Effective on or about the close of business on March 15, 2013, all issued and outstanding Class B shares of the fund will be reclassified as Class A shares of the fund, with the same aggregate net asset value as the Class B shares held immediately prior to the reclassification. No contingent deferred sales charge will be charged on the reclassification of Class B shares and, once reclassified, the shares will no longer be subject to the contingent deferred sales charge currently charged on the redemption of Class B shares.

If the reorganization is approved by fund shareholders, the fund’s shares will be closed to purchases and incoming exchanges effective two days prior to the Closing Date of the reorganization, which is currently scheduled to occur on or about July 19, 2013.

This document is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. To receive a free copy of a prospectus/proxy statement, when it is available, relating to the proposed reorganization of the fund into the Acquiring Fund, please call 1-877-721-1926. Free copies of the prospectus/proxy statement also will be available on the SEC’s website (http://www.sec.gov). Please read the prospectus/proxy statement carefully, when it is available, because it contains important information about the Agreement and Plan of Reorganization, the proposed reorganization and the Acquiring Fund.

LMFX015290

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